Investment in an Associate (Details) - Schedule of Reconciliation of Financial Information Presented to Carrying Amount - Financial Information Presented [Member] - USD ($) $ in Thousands	Sep. 30, 2024	Mar. 31, 2024
Schedule of Equity Method Investments [Line Items]
Net assets	$ 206	$ 316
Group’s equity interest	24.90%	24.90%
Group share of net assets	$ 51	$ 79
Goodwill	176	175
Carrying value	$ 227	$ 254